UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  July 20, 2000
                                                   --------------



                             UIL HOLDINGS CORPORATION
              (Exact name of registrant as specified in its charter)


       Connecticut                  001-15995                    06-1541045
       -----------                  ---------                    ----------
(State, or other jurisdiction   (Commission File               (IRS Employer
of incorporation)                   Number)                  Identification No.)


157 Church Street, New Haven, Connecticut                         06506
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            (203) 499-2000
--------------------------------------------------            --------------


                                      None
                                      ----
            (Former name or former address, if changed since last report)

Item 5. Other Events


Share Exchange
--------------

On July 20, 2000, The United Illuminating Company ("UI") and UIL Holdings Corporation ("UIL Holdings") completed a statutory share exchange, pursuant to which the outstanding common stock, without par value, of UI was exchanged, on a share-for-share basis, for shares of UIL Holdings common stock, without par value. As a result of the transaction, UI is now a wholly-owned subsidiary of UIL Holdings. The share exchange was effected pursuant to the terms of an Agreement and Plan of Merger and Share Exchange, dated as of January 24, 2000, among UI, UIL Holdings and United Mergings, Inc., and was approved by UI's shareholders on March 17, 2000. The formation of the holding company structure was approved by the Federal Energy Regulatory Commission on March 31, 2000 and by the Nuclear Regulatory Commission on July 18, 2000.

The common stock of UIL Holdings has been listed on the New York Stock Exchange, and began trading under the symbol UIL on July 21, 2000.

Immediately following the share exchange, UI transferred the stock of its subsidiary, United Resources, Inc. ("URI"), to UIL Holdings. URI is a Connecticut corporation that was wholly owned by UI immediately prior to this transfer. URI holds all of the issued and outstanding stock of four subsidiaries that engage in non-utility business ventures. The subsidiaries are (1) American Payment Systems, Inc., (2) PPI Holdings, Inc., (3) United Bridgeport Energy, Inc., and (4) United Capital Investments, Inc. PPI Holdings, Inc. owns six additional subsidiaries, each of which is engaged in a non-regulated business. The six subsidiaries of PPI Holdings, Inc. are (1) Thermal Energies, Inc., (2) Precision Constructors, Inc., (3) Allan Electric Co., Inc., (4) Precision Power, Inc., (5) The DataStore Incorporated, and (6) Orlando Diefenderfer Electrical Contractors, Inc. United Capital Investments, Inc. owns one additional subsidiary, Souwestcon Properties, Inc., that is engaged in a non-regulated business.

UIL Holdings does not have any significant assets other than the common stock of UI and URI.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UIL HOLDINGS CORPORATION
                                     Registrant


Date:    07/21/2000                  By:      /s/ Robert L. Fiscus
       --------------                   --------------------------------------
                                                  Robert L. Fiscus
                                       Vice Chairman of the Board of Directors,
                                       Chief Financial Officer, Treasurer and
                                       Secretary